Exhibit 10.4


                       STOCK PURCHASE AGREEMENT


           THIS STOCK PURCHASE AGREEMENT is made as of the 6th day of June, 2002, by and between Biophan Technologies, Inc. (the "Company"), a corporation organized under the laws of the State of Nevada, with its principal offices at 150 Lucious Gordon Drive, Suite 215, West Henrietta, New York 14586, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

           IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

           SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company up to $2,400,000 worth of the Company's Common Stock (the "Shares"), par value $.005 per share (the "Common Stock"). The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to cover the Shares to be issued pursuant to the terms of this Agreement.

           SECTION 2. Agreement to Sell and Purchase the Shares. The parties hereby agrees as follows:

           2.1 The Purchaser agrees to purchase the Shares in monthly investment with a minimum monthly investment amount of $250,000 (the "Minimum Monthly Commitment") worth of the Company's Common Stock during each 20 day trading period (the "Monthly Trading Period") following the Effective Date. The Effective Date shall mean the date the Registration Statement (as described in Section 7) of the Company covering the Shares is declared effective. The Minimum Monthly Commitment is subject to adjustment as provided herein below.

           2.2 The number of shares of Common Stock purchased by the Purchaser with respect to each Monthly Trading Period shall be determined as set forth in herein and settled (i) as to the 1st through the 5th Trading Days for the applicable Monthly Trading Period (the "First Settlement Period"), on the 7th Trading Day and (ii) as to the 6th through the 10th Trading Days for the applicable Monthly Trading Period (the "Second Settlement Period"), on the 12th Trading Day, (iii) as to the 11th through the 15th Trading Days for the applicable Monthly Trading Period (the "Third Settlement Period"), on the 17th Trading Day and (iv) as to the 16th through the 20th Trading Days for the applicable Monthly Trading Period (the "Fourth Settlement Period"), on the 22nd Trading Day (each, a "Settlement Date" and the First, Second, Third and Fourth Settlement Periods collectively referred to as "Settlement Periods" or "Closings").

           2.3 The Purchase Price per share shall be equal to 80% of the VWAP price of the Company's Common Stock for each of the Trading Days included in the applicable Settlement Period. VWAP" shall mean the daily volume weighted average price of the Company's Common Stock on the Principal Market as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 am EST to 4:00 pm EST). Trading Day shall mean any day on which the principal market on which the Company's stock trades (the "Principal Market") is open for business.

           2.4 The Minimum Weekly Commitment during any Settlement Period shall be $62,500 worth of the Company's Common Stock. Notwithstanding any provision herein to the contrary, the Minimum Weekly Commitment during any Settlement Period may, upon mutual agreement, be increased to an amount equal to the product obtained by multiplying (i) the total trading volume for the Company's Common Stock on the Principal Market, for the Trading Days included in the Settlement Period (the "Trading Day Measurement Period") times (ii) the average VWAP during the Trading Day Measurement Period, times (iii) 30%. The Minimum Weekly Commitment may be increased if the preceding formula would result in an increased investment amount but shall in no event shall the formula result in a reduction of the Minimum Weekly Commitment during any Settlement Period.

           2.5 If the Purchase Price per Share is less is less than the Threshold Price on any Trading Day, then at the Company's election, the Trading Day on which the Purchase Price is less than the Threshold Price shall not be in included in the Purchase Price calculation and the investment amount for the applicable Settlement Period shall be reduced by $12,500 for each Trading Day that is excluded. The Threshold Price shall be $0.60 per share.

           2.6 Additionally, if trading of the Company's Common Stock on the Principal Market is suspended, for any reason, on any trading day, then the Trading Day on which the suspension occurred shall not be included in the Purchase Price calculation and the investment amount for the applicable Settlement Period shall be reduced by $12,500 for each Trading Day that is excluded. In the event there are excluded days, Purchaser is obligated to purchase Shares for any of the five consecutive Trading Days not excluded due to the Threshold Price or trading suspension.

           2.7 The number of Shares of Common Stock to be issued on each Settlement Date shall be a number of shares equal to the investment amount
(x) for the applicable Settlement Period, divided by (y) the Purchase Price for the same Settlement Period.

           2.8 In addition to the Shares to be issued to the Purchaser, once the Purchaser has purchased $250,000 worth of the Company's Common Stock, the Company shall issue the Purchaser warrants to purchase up to 100,000 shares of the Company's Common Stock (the "Warrants"). The Warrants shall have a three year life and a purchase price of 125% of the least of: (a) five
(5) day average closing price of the Company's common stock on the Settlement Date; (b) the average closing bid price for the twenty (20) consecutive trading days preceding the Settlement Date; or (c) the closing bid price on the Settlement Date. Once the Purchaser has completed the purchase of Shares pursuant to this Agreement, the Company will issue the Purchaser warrants to purchase an additional 100,000 shares of the Company's Common Stock upon the same terms and conditions as the initial Warrants.

           2.9 The Company may enter into agreements in substantially identical form to this Agreement with certain other investors in Shares (the "Other Purchasers") and expects to complete sales of Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements."

           SECTION 3. Delivery of the Shares. The delivery of the Shares to the Purchaser shall occur as follows:

           3.1 On the Trading Day following the end of each Settlement Period (i) the Company and the Purchaser shall each execute and deliver to the other and to the Escrow Agent via facsimile transmission, a settlement certificate in the form of Exhibit A to the Escrow Agreement (the "Settlement Certificate") quantifying the amount of the investment and the number of Shares of Common Stock to be purchased, (ii) the Company shall cause the delivery of that number of whole shares of Common Stock of the Company designated in the Settlement Certificate (the "Settlement Shares"), in the manner required by the Escrow Agreement, and (iii) the Purchaser shall transmit payment in an amount equal to the payment designated as "Net Proceeds to the Company" in the Settlement Certificate (the "Settlement Payment"), to the Escrow Agent in the manner required by the Escrow Agreement.

           3.2 On the Settlement Date, and provided that the provisions of the Agreement have been complied with (i) the Escrow Agent shall transmit the Settlement Payment to the Company in the manner required by the Escrow Agreement and (ii) the Escrow Agent shall cause the delivery of the Shares to the Purchaser in the manner required by the Escrow Agreement.

           SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser, as of the date hereof, as follows:

           4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the financial condition, results of operations, properties, business or prospects of the Company taken as a whole (a "Material Adverse Effect").

           4.2 Subsidiaries. The Company does not have any subsidiaries other than LTR Antisense, LLC, a New York limited liability company. As used in this Section 4, the term "the Company" shall include such subsidiary.

           4.3 Disclosure Documents. The Purchaser acknowledges having received or obtained various disclosure documents requested by it which describe the Company, its business affairs and its financial condition (collectively the "Disclosure Documents").

           4.4 Significant Risk Factor. The Purchaser has also been advised that the Company is still in the development stage and does not have operating revenues.

           4.5 Authorized and Outstanding Capital Stock. The Company has authorized the issuance of 60,000,000 shares of its common stock, par value $.005 per share, of which as of the date of this Purchase Agreement 29,549,439 shares are outstanding. The Company's stock option plan provides for the granting of options to the Company's employees, directors, consultants and advisors, to purchase an aggregate of 2,500,000 shares of the Company's common stock, of which as of March 1, 2002, options to purchase an aggregate of 1,529,997 shares of common stock were outstanding. The Company has also granted warrants to purchase an aggregate of 546,294 shares of the Company's common stock (as of March 1, 2002) which warrants are not part of the Company's stock option plan. The exercise prices at which such outstanding stock options and warrants could be exercised range from $.10 to $1.00 per share.

           4.6 Compensation of Investment Banker. Carolina Financial Securities, LLC ("CFS") is to receive a cash fee equal to ten percent of the gross proceeds from the sale of the Shares to the Purchasers and to the Other Purchasers. The Company will also grant CFS five year warrants to purchase so many shares of the Company's common stock as shall equal five percent of the total number of Shares sold (to the Purchaser and to the Other Purchasers). The warrants will be exercisable at a price equal to 110% of per Share purchase price.

           4.7 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

           4.8 Due Execution, Delivery and Performance of the Agreements. The Company has full legal right, corporate power and authority to enter into the Agreements and perform the transactions contemplated hereby and thereby. The Agreements have been duly authorized, executed and delivered by the Company. The execution, delivery and performance of the Agreements by the Company and the consummation of the transactions herein and therein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its respective assets or properties may be bound or affected or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of the Agreements or the consummation of the transactions contemplated hereby or thereby, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

           4.9 Accountants. Goldstein Golub Kessler, LLP have or will have prior to the filing of the Registration Statement or will have prior to the filing of the Registration Statement expressed their opinion with respect to the audited consolidated financial statements to be incorporated by reference into the Registration Statement and the Prospectus which forms a part thereof from the Company's Form 10-K, and are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"). The Company's consolidated financial statements (including all notes and schedules thereto) included in the Form 10-K and the November 10-Q present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply and such consolidated financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

           4.10 No Defaults. The Company is not (i) in violation or default in any material respect of any provision of its certificate of incorporation, bylaws or other organizational documents, or (ii) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound, except for breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.

          4.11 Contracts. The contracts, if any, described in the Disclosure Documents that are material to the Company are in full force and effect on the date hereof and are valid and enforceable by the Company in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and except as may be limited by general principles of equity and public policy; nor, to the Company's knowledge, is any other party in breach of or default under any of such contracts, which breaches and defaults would individually or in the aggregate have a Material Adverse Effect.

           4.12 No Actions. Except as disclosed in the Disclosure Documents, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and no labor disturbance exists or, to the Company's knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

           4.13 Properties. The Company has good and marketable title to all the properties and assets reflected as owned by them in the consolidated financial statements included or incorporated by reference in the Disclosure Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company, taken as a whole. Except as disclosed in the Disclosure Documents or in this Agreement, the Company owns or leases all such properties as are necessary to its operations as now conducted.

           4.14 No Material Change. Except as disclosed in the Disclosure Documents, since November 30, 2001 (i) the Company has not incurred any liabilities or obligations, indirect, or contingent, or entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or, other than the use of its cash resources for its research and development and business operations in accordance with its past practices, in a Material Adverse Effect;
 (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's Board of Directors, or indebtedness material to the Company; and (v) there has not been any other change or event that would result in a Material Adverse
Effect.

           4.15 Intellectual Property. Except as otherwise disclosed in the Disclosure Documents, (i) the Company owns or has obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of the Company's businesses as currently conducted and as the Disclosure Documents indicate the Company contemplates conducting in all material respects (collectively, the "Intellectual Property"); (ii) the Company has not received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the product indications described in the Disclosure Documents that would preclude the Company from conducting its businesses as currently conducted and as the Disclosure Documents indicate the Company contemplates conducting in all material respects; (iii) to the Company's knowledge there are currently no sales of any products that would constitute an infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company;
(iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any material Intellectual Property owned, licensed or optioned by the Company; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company; and (vi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

           4.16 Compliance. The Company has not been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

           4.17  Taxes.    The Company has filed or obtained filing extensions
with respect to all federal, state, local and foreign income and franchise tax returns material to the Company, taken as a whole and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

           4.18 Transfer Taxes. On each Closing Date, all stock transfers or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder at the applicable Closing will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

           4.19 Insurance. The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

           4.20 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

           4.21 Legal Opinions. Prior to and as a condition to each Closing, (i) Boylan, Brown, Code, Vigdor & Wilson, LLP, counsel to the Company, will deliver its legal opinion to the Purchaser with regard to the validity of the Shares, capitalization of the Company, authorization of this Agreement, absence of conflict with law, absence of defaults and other customary matters (including negative assurance with respect to the accuracy and completeness of the disclosures contained in the Registration Statement), in form and substance reasonably satisfactory to the Purchaser in form and substance as agreed with the Purchaser. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

           4.22 Related Party Transactions. No transaction has occurred between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Company's reports and other filings under the Securities Exchange Act of 1934 (the "Exchange Act") attached as Disclosure Documents that is not so described.

           4.23 Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           4.24    Additional Information.   The Company represents and
warrants that the Disclosure Documents furnished to the Purchaser, and the Registration Statement that the Company will furnish to the Purchaser prior to each Closing, as of its date (or date of filing with the Commission, as applicable), does not or will not contain an untrue statement of a material fact or omit or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading.

           4.25 Certificate. At each Closing, the Company will deliver to the Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the applicable Closing Date, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of the date of this Agreement and as of such Closing Date (except for such changes or modifications as are specified therein), and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

           SECTION 5.  Representations, Warranties and Covenants of the
Purchaser.
           (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in
Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (it being understood that the foregoing does not limit the Purchaser's right to sell Shares pursuant to the Registration Statement or, other than with respect to any claims arising out of a breach of this Section 5, the Purchaser's right to indemnification pursuant to
Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Disclosure Documents and the representations and warranties of the Company contained herein; (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (vi) the Purchaser is not a "dealer" within the meaning of the Securities Act or a "broker" or "dealer" within the meaning of the Exchange Act.

           (b) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action, obtained all necessary consents and has satisfied or will satisfy all notification and filing requirements necessary to authorize the execution, delivery and performance of this Agreement by the Purchaser, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

           (c) The Purchaser agrees that it has not and will not, for a period of eighteen months following the execution of this Agreement, carry a net short position in the common shares of the Company. A net short position will include any derivative instruments such as a put option, collar, swap or any other instrument which would result in a net short position.

           SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

           SECTION 7. Registration of the Shares; Compliance with the Securities Act.

           7.1  Registration Procedures and Expenses.  The Company shall:

           (a)    as soon as practicable, but in any event no later than one
                  (1) business day following public disclosure of the transactions contemplated by this Agreement, prepare and file with the Commission the Registration Statement on Form S-3 or other applicable form relating to the sale of the Shares by the Purchasers from time to time on the facilities of any securities exchange on which the Common Stock is then traded or in privately-negotiated transactions, which Registration Statement on Form S-3 shall or other applicable from contain all material non-public information disclosed to the Purchasers by the Company in connection with the issuance and sale of the Shares;

           (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

           (c) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

           (d) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

           (e) bear all expenses in connection with the procedures in paragraphs (a) through (d) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

           7.2 Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section

           7.1,    and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

           7.3  Indemnification.  For the purpose of this Section 7.3:

           (i) the term "Purchaser Affiliate" shall mean any person who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

           (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
                  Section 7.1.

           (a) The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or such Purchaser Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will reimburse the Purchaser and each such Purchaser Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

           (b) The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting the sale of the Shares or (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or (iv) the omission or alleged omission to state in the Registration Statement, the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

           (c)    Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

           (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           7.4 Information Available. So long as the Registration Statement is effective covering the resale of Shares then still owned by the Purchaser, the Company will furnish to the Purchaser:

           (a) as soon as practicable after available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) upon written request, its Annual Report on Form 10-K, (iii) upon written request, its Quarterly Reports on Form 10-Q, (iv) upon written request, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

           (b) upon the written request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this
                  Section 7.5; and

           (c) upon the written request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses in connection with the Purchaser's prospectus delivery requirements under the Securities Act;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations as the Company may require.

           SECTION 8.  Fees.

           8.1 Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the CFS a fee in respect of the sale of the Shares to the Purchaser, as described in Section 4.6 of this Agreement. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

           8.2 Fee to Purchaser. At the First Settlement Date, the Company shall pay to Purchaser a non-refundable, non-accountable fee of Fifteen Thousand Dollars ($15,000) for legal and due diligence costs. The Purchaser hereby acknowledges having already received a payment from the Company in the amount of Ten Thousand Dollars ($10,000) for legal and due diligence costs.

           8.3 Penalty Fee. Should either the Company or the Purchaser fail to perform its obligations hereunder necessary to consummate the transactions contemplated by this Agreement, the party which has failed to perform shall pay a fee to the other party equal to $150,000 (the "Penalty Fee").

           SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

           (a)    if to the Company, to:

                            Biophan Technologies, Inc.
                            150 Lucius Gordon Drive
                            Suite 215
                            West Henrietta, New York 14586
                            Telephone:  585.214.2441
                            Attn: Michael L. Weiner

                            with a copy to:

                            Boylan, Brown, Code, Vigdor & Wilson LLP
                            2400 Chase Square
                            Rochester, New York 14604
                            Telephone:  585.214.2441
                            Attn.:  Melissa A. Mahler, Esq.

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

           (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

           SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

           SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

           SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

           SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

           SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


           Biophan Technologies, Inc.




           By: Michael L. Weiner
           _______________________________
           Name:  Michael L. Weiner
           Title:  Chief Executive Officer

           Print or Type:
           Name of Purchaser
            (Individual or Institution):

           Bonanza Capital Masterfund LTD
           ________________________________

           Name of Individual representing
            Purchaser (if an Institution):

            Brian Ladin
           ________________________________

           Title of Individual representing
            Purchaser (if an Institution):

            Managing Director
           ________________________________


Signature by:
           Individual Purchaser or Individual
            representing Purchaser:

            /s/Brian Ladin__________________

           ________________________________

           Address:________________________

  Telephone:_______________________________

  Facsimile:_______________________________




                                  APPENDIX I
                                 (one of two)


                           BIOPHAN TECHNOLOGIES, INC.
                         STOCK CERTIFICATE QUESTIONNAIRE



     Pursuant to Section 3 of this Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate: Depository Trust Company or its nominee

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above: nominee

3.   The mailing address of the Registered Holder listed in response to item
1    above:

  ______________________

  ______________________

  ______________________

  ______________________

4.  The Social Security Number or Tax Identification Number of the Registered
Holder listed in response to item 1 above:    ______________________




                                  APPENDIX I
                                 (two of two)



                           BIOPHAN TECHNOLOGIES, INC.
                       REGISTRATION STATEMENT QUESTIONNAIRE


In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

2. Please provide the number of shares that you will beneficially own immediately after Closing, including those Shares purchased by you pursuant to this Agreement and those shares purchased by you or your affiliates through other transactions:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?


  _____ Yes         _____ No

       If yes, please indicate the nature of any such relationships below:

  _________________________________________________________________

  _________________________________________________________________

  _________________________________________________________________